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                                                                   EXHIBIT 10.30

                  [North Carolina State University Letterhead]


                                December 30, 1999



Dr. Stephen J. Burden
Vice President, Semiconductor Materials
Isonics
5906 McIntyre St
Golden, CO 80403

     Re:  GIFT # 990027689

Dear Dr. Burden:

     On behalf of the College of Engineering, I would like to thank Isonics for the very generous gift of $50,000. In accordance with your instructions, we have deposited your contribution in the Corporate Research - ECE / Baliga fund. An official receipt is enclosed for your records.

     Your company's support helps us maintain and build upon the tradition of excellence in engineering education for which NC State prides itself. Thank you again for your generosity and for your confidence in our academic programs. If I can ever be of assistance to you here in the College of Engineering, please do not hesitate to call or write.


                                        Sincerely,

                                        /s/ Ben H. Hughes

                                        Ben H. Hughes
                                        Executive Director of Development
                                        and College Relations

BHH/saw

Enclosure
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                                       Date: December 30, 1999  Gift # 990027689
                                       Donor ID:9900004673
                                       Gift Amount: $50,000.00

North Carolina Engineering Foundation, Inc. Corporate
Research-ECE/Baliga Please consult your tax advisor and I.R.S. form 1040 for gifts of Cash and listed securities;
and I.R.S. form 8283 for non-cash gifts. Any goods or services which you may have received in consideration of this contribution are considered insubstantial under I.R.S.
regulations.

                                       IF you have any questions regarding this receipt, please call (919) 515-7827.



                                       IF you or your spouse work for a matching gift company, you could double or triple your gift to NC State! Please contact your personnel office for information on how to initiate a match.

Isonics Corporation
5906 McIntyre St Golden CO 80403


                   PLEASE DETACH AND RETAIN FOR YOUR RECORDS.

Name:              Isonics Corporation                           ID# 9900004673

Preferred Address: 5906 McIntyre St
                   Golden          CO 80403

Home Ph# (303) 279-7900                 Bus. Ph# (303) 279-7900

Employer's Address:




Occupation/position/title:
Spouse's Name:


Your gift may be matched by: